Exhibit 10.2
AMENDMENT NO. 4
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
     THIS AMENDMENT NO. 4 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007, that certain Amendment No. 2 to the Amended and Restated Operating Agreement, dated as of November 30, 2007 and that certain Amendment No. 3 to the Amended and Restated Operating Agreement, dated as of February 28, 2008 (the “Operating Agreement”), of American Processing Company, LLC, a Michigan limited liability company (the “Company”), is made and entered into to be effective for all purposes as of August 15, 2008, by and among the Company, the Manager and the Members listed on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
     A. On July 29, 2008, the Manager sent a Call Notice to each Member (the “NDEx Notice”) whereby the Manager requested that each Member contribute to the capital of the Company its pro rata share of an amount equal to $17,941,000, which such amount is being raised in connection with the purchase by the Company, directly and indirectly, of (i) all the outstanding capital stock of THP/NDEx AIV Corp., a Delaware corporation (“THP Corp.”), (ii) all the general partnership interests in THP/NDEx AIV, LP, a Delaware limited partnership (“THP LP”), (iii) all the limited partnership interests in National Default Exchange Holdings, L.P., a Delaware limited partnership (“NDEx Holdings”), other than those limited partnership interests held by THP LP, and (iv) all the outstanding capital stock of National Default Exchange Management, Inc., a Delaware corporation which is the general partner of NDEx Holdings (“Management”), other than the capital stock held by THP LP. NDEx Holdings, Management, THP Corp. and THP LP are collectively referred to herein as “NDEx”.
     B. Dolan has elected to make capital contributions to the Company in connection with the NDEx Notice and Dolan has agreed to make an additional contribution to the Company in the amount equal to the sum of Trott & Trott’s Optional Capital Contribution Amount and Feiwell & Hannoy’s Optional Capital Contribution Amount set forth in the NDEx Notice.
     C. A portion of the capital contribution to be made by Dolan will be in the form of 825,528 shares of Dolan Common Stock with an agreed fair market value of $15,947,964.
     D. The Company is a party to that certain Equity Purchase Agreement, dated as of July 28, 2008, by and among the Company and each of the other parties a party thereto (the “NDEx Equity Purchase Agreement”) pursuant to which the Company has agreed to purchase all the outstanding equity interests of NDEx.
     E. As a portion of the consideration being paid by the Company for the acquisition of the equity interests of NDEx, the Company has agreed to issue an aggregate of 84,137

Common Units (the “NDEx Seller Units”) to the Persons, and in the amount, set forth on Schedule A attached hereto (such Persons, the “NDEx Sellers”).
     F. Pursuant to Section 10.4 of the Operating Agreement, the Manager and a Supermajority-in-Interest of the Members have agreed to amend the terms of the Operating Agreement as provided in this Amendment in order to, among other things, reflect (i) the additional Common Units issued to Dolan in connection with the additional capital contributions made by Dolan described above, (ii) the issuance of the NDEx Seller Units to the NDEx Sellers and (iii) the liquidity right agreed to be granted to the NDEx Sellers.
AGREEMENT
1. AMENDMENTS
     1.1 The following definitions shall be added to, or amended in, as appropriate, Article I of the Operating Agreement:
“Formula Value Per Common Unit” means, as of a specified date (such date, the “Valuation Date”), an amount equal to the quotient of (x) the difference between (i) the product of (A) the Company’s Adjusted EBITDA for the most recently completed twelve (12) calendar months prior to the Valuation Date (the “Valuation Period”) and (B) 6.25 and (ii) the aggregate amount of any interest bearing indebtedness of the Company as of the Valuation Date and (y) the number of Common Units of the Company outstanding as of the Valuation Date (determined on a Common Equivalent Basis). For purposes of calculating the foregoing, if the Company incurs interest bearing indebtedness from any Person, including, but not limited to, an Affiliate of the Company, during the Valuation Period for purposes of funding in part or in whole one or more Acquisitions, then the Company’s Adjusted EBITDA shall include the annualized Adjusted EBITDA for each such Acquisition, calculated as follows: an amount equal to the sum of (A) the product of (x) the quotient of (i) Adjusted EBITDA attributable to such Acquisition since the closing of such Acquisition that is included in the Company’s Adjusted EBITDA for the Valuation Period (the “Annualized Acquisition Adjusted EBITDA”), divided by (ii) the number of days since the closing of such Acquisition during the Valuation Period, multiplied by (y) three hundred sixty-five (365), minus (B) the Annualized Acquisition Adjusted EBITDA for such Acquisition.
     “NDEx Sellers” means Michael C. Barrett, Jacqueline M. Barrett, Robert F. Frappier, James C. Frappier, Mary A. Daffin, Barry Tiedt, Abbe L. Patton and Barrett Daffin Frappier Turner & Engel, LLP, a Texas limited liability partnership (formerly known as Barrett Burke Wilson Castle Daffin & Frappier, LLP).
     “Minority Members” means Trott & Trott, Feiwell & Hannoy and each of the NDEx Sellers.
     “Put Closing” is defined in Section 7.7(c).

     “Put Note” is defined in Section 7.7(c).
     “Put Securities” is defined in Section 7.7(c).
     1.2 Section 7.7 of the Operating Agreement is hereby amended and restated in its entirety as follows:
7.7 Liquidity Right.
(a) (i) For a period of six (6) months after August 2, 2009 with respect to Trott & Trott and Feiwell & Hannoy only, or (ii) for a period of six (6) months after the fourth anniversary of the Closing Date (as defined in the NDEx Equity Purchase Agreement) with respect to the NDEx Sellers only, each Minority Member will have the right to require the Company to repurchase all or any portion of such Minority Member’s Common Units or other Membership Interests in the Company for a purchase price equal to the Repurchase Price by delivering written notice of the exercise of such right to the Manager (the “Put Notice”). The date on which the Manager receives a Put Notice hereinafter is referred to as the “Put Delivery Date”. The parties acknowledge and agree that, for purposes of calculating the Repurchase Price, the specified date with respect to the Formula Value Per Common Unit shall be the date of the Put Closing (as defined below).
(b) The Company shall be obligated to purchase all of each applicable Minority Member’s Common Units or other Membership Interests in the Company requested to be repurchased by such Minority Member in the Put Notice pursuant to Section 7.7(a) hereof (the “Put Securities”), at a closing (the “Put Closing”) on such date as mutually agreed to by the Manager and the applicable Minority Members, which date shall not be prior to thirty (30) days after the Put Delivery Date. At the Put Closing, (i) each Minority Member shall (A) endorse and deliver any certificates representing the Put Securities held by such Minority Member to be repurchased by the Company, (B) execute and deliver any other instruments requested by the Company to evidence the repurchase of the Put Securities by the Company, and (C) execute and deliver definitive documentation containing customary representations, warranties and indemnifications satisfactory to the Manager (including that such Minority Member has good and marketable title to the Put Securities free and clear of all liens, hypothecations, mortgages, charges, security interests, pledges and other encumbrances and claims of any nature), and (ii) the Manager shall deliver to such Minority Member a promissory note issued by the Company (a “Put Note”) in the aggregate principal amount equal to the Repurchase Price. Prior to the Put Closing, a Minority Member and the Manager shall in good faith negotiate the terms and conditions of the Put Note; provided, however, that such Put Note will (i) be unsecured, (ii) be for a term of three years with level payments of principal and interest during the term thereof, (iii) bear interest at a rate equal to the then prevailing prime rate plus two percent (2%) and (iv) be subject to the terms and conditions of any subordination agreement requested by the Senior Agent and the Senior Lenders.
     1.3 A new Section 3.3(c) is added to the Operating Agreement to read in its entirety as follows:
(c) In-Kind Capital Contributions; Issuance of Additional Common Units. If acceptable to the Manager, Optional Capital Contributions may be made in property other than cash and the amount of such Optional Capital Contributions (which shall be the fair market value of such property) shall be as determined by a Supermajority-in-Interest of the Members. Dolan and each Minority Member who makes Optional Capital Contributions shall receive additional Common Units in the Company in an amount equal to the amount of Optional Capital Contributions so made divided by the Formula Value Per Common Unit.
     1.4 Pursuant to Section 3.4 of the Operating Agreement, upon the closing of the acquisition of NDEx by the Company, the Manager hereby authorizes the issuance of the NDEx Common Units to each of the NDEx Sellers in the amounts set forth on Schedule A.
     1.5 Section 3.4(b)(ii) and Section 3.4(b)(iii) are hereby amended to read in their entirety as follows:
(ii) If some, but not all of the Eligible Investors, do not exercise their rights under this Section 3.4(b) (in such capacity, each a “Declining Investor”), the Company shall so advise the other Eligible Investor(s) which are exercising their rights under this Section 3.4(b) (in such capacity, a “Participating Investor(s)”) by providing the Participating Investor(s) with written notice (the “Participating Notice”) within ten (10) Business Days after the expiration of the fifteen (15) Business Day period in which such rights could have been exercised. The Participating Investor(s) shall thereupon for a period of five (5) Business Days from the date of such Participating Notice be entitled to purchase the share of the New Securities which could have been purchased by the Declining Investor(s). The Participating Investor(s) shall close on the purchase of the New Securities within thirty (30) days after the expiration of the 5-Business Day period.
(iii) The Company shall have one hundred twenty (120) days after the date of the Preemptive Notice to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of such agreement) to sell the remaining New Securities not purchased by the Eligible Investors or the Participating Investor(s), as the case may be, at a price no less and upon the same terms and conditions as those specified in the Preemptive Notice. If the price of the New Securities decreases or the terms and conditions change, the provisions of this Section 3.4(b) shall again apply de novo.
     1.6 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.

     1.7 Distributions. The parties agree that Distributable Cash related to the month in which the Closing (as defined in the NDEx Equity Purchase Agreement) occurs shall be calculated by computing the Member’s Participating Percentages for such month on a daily basis.
2. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
     2.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
     2.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. MISCELLANEOUS
     3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the Operating Agreement, this Amendment shall be effective upon execution by the Company, the Manger and a Supermajority-in-Interest of the Members. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
     3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     3.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
     3.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     3.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

AMERICAN PROCESSING COMPANY, LLC

By: DOLAN APC LLC Its: Manager

By:	/s/ Scott J. Pollei
Name: Scott J. Pollei
Its: Vice President

MANAGER:

DOLAN APC LLC

By:	/s/ Scott J. Pollei
Name: Scott J. Pollei
Its: Vice President

MEMBERS:

DOLAN APC LLC

By:	/s/ Scott J. Pollei
Name: Scott J. Pollei
Its: Vice President

APC INVESTMENTS, LLC

By:	/s/ David A. Trott
Name: David A. Trott
Its: Manager

FEIWELL & HANNOY PROFESSIONAL CORPORATION

By:	/s/ Authorized Signer
Name:
Its:

SCHEDULE A
NDEx SELLERS

Name	NDEX Seller Units
Michael C. Barrett and Jacqueline M. Barrett, JTWROS	34,609

Mary A. Daffin and Maynard Samuel Daffin, Sr., Tenants in Common	14.899

Robert F. Frappier	14,899

James C. Frappier and Judith A. Frappier, JTWROS	5,714

Abbe L. Patton and Lisle D. Patton, JTWROS	5,714

Barry Tiedt and Terri Tiedt, JTWROS	5,714

Brian S. Engel	393

Steve P. Turner and Marsha L. Turner, Tenants in Common	394

Barrett Daffin Frappier Turner & Engel, LLP	1,801

TOTAL:	84,137

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages
As of August 15, 2008

Name, Address, Phone		Participating
and Fax of Member	Common Units	Percentage
Dolan APC, LLC	1,173,952	90.14%
c/o Dolan Media Company 1200 Baker Building 706 Second Avenue South Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan

APC Investments, LLC	104,905	8.05%
31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628 Attention: David A. Trott

Feiwell & Hannoy Professional Corporation	23,560	1.81%
251 North Illinois Street, Suite 1700 Indianapolis, Indiana 46204 Phone: (317) 237-2727 Fax: (317) 237-2722 Attention: Douglas Hannoy and Michael Feiwell

TOTAL:	1,302,417	100.000%

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages
As of Closing of the NDEx Acquisition

Name, Address, Phone		Participating
and Fax of Member	Common Units	Percentage
Dolan APC, LLC	1,173,952	84.67%
c/o Dolan Media Company 1200 Baker Building 706 Second Avenue South Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan

APC Investments, LLC	104,905	7.57%
31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628 Attention: David A. Trott

Feiwell & Hannoy Professional Corporation	23,560	1.70%
251 North Illinois Street, Suite 1700 Indianapolis, Indiana 46204 Phone: (317) 237-2727 Fax: (317) 237-2722 Attention: Douglas Hannoy and Michael Feiwell

Barrett Daffin Frappier Turner & Engel, LLP	1,801	0.13%
15000 Surveyor Blvd., Suite 100 Addison, Texas 75001 Phone: (972) 386-5040 Fax: (972) 341-5024 Attention: Michael C. Barrett, Chairman

Name, Address, Phone		Participating
and Fax of Member	Common Units	Percentage
Michael C. Barrett and Jacqueline M. Barrett,	34,609	2.50%
JTWROS 5941 Club Oaks Drive Dallas, Texas 75248 Phone: (972) 341-0512 Fax: (972) 341-0601

Robert F. Frappier	14,899	1.07%
1735 North Blvd. Houston, Texas 77098 Phone: (713) 693-2002 Fax: (713) 621-2179

James C. Frappier and Judith A. Frappier,	5,714	0.41%
JTWROS 4308 Mossey Oak Court Flower Mound, Texas 75022 Phone: (214) 668-0303 Fax: (972) 341-5024

Mary A. Daffin and Maynard Samuel Daffin, Sr.,	14,899	1.07%
Tenants in Common 11750 Gallant Ridge Lane Houston, Texas 77082 Phone: (281) 596-8733 Fax: (281) 596-8462

Barry Tiedt and Terri Tiedt, JTWROS	5,714	0.41%
921 Genoa Court Argyle, Texas 76226 Phone: (972) 341-0572 Fax: (972) 341-0679

Abbe L. Patton and Lisle D. Patton, JTWROS	5,714	0.41%
6016 Pinnacle Cr. Little Elm, Texas 75068 Phone: (972) 341-0506 Fax: (972) 341-0678

Brian S. Engel	393	0.03
P.O. Box 76 Driftwood, TX 78619 Phone: (512) 477-0008 Fax: (512) 477-1112

Name, Address, Phone		Participating
and Fax of Member	Common Units	Percentage
Steve P. Turner and Marsha L. Turner,	394	0.03
Tenants in Common 10002 Brandywine Circle Austin, TX 78750 Phone: (512) 477-0008 Fax: (512) 477-1112

TOTAL:	1,386,554	100.000%